[AMERICAN BEACON FUNDS LOGO]

                       SMALL CAP VALUE OPPORTUNITY FUND

Supplement Dated January 16, 2007 to the Statement of Additional Information
                          dated March 31, 2006
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The first paragraph under the section titled Disclosure of Portfolio Holdings is hereby replaced with the following:

   The Fund publicly discloses portfolio holdings information as follows:

     1. a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;
     2. a complete list of holdings for the Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;
     3. a complete list of holdings for the Fund as of the end of each month on the Fund's website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and
     4. ten largest holdings for the Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.